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                          SHORT-TERM INVESTMENTS TRUST
                               TREASURY PORTFOLIO
                            PERSONAL INVESTMENT CLASS

                          Supplement dated July 1, 1998
                   to the Prospectus dated December 17, 1997.


The "Borrowing Money/Reverse Repurchase Agreements" section on page 7 is hereby deleted in its entirety and replaced with the following:

        "BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money and enter into reverse repurchase agreements with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement. Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio will give shareholders notice of its intent to enter into a reverse repurchase agreement in sufficient time to permit shareholder redemptions before the Portfolio enters into any reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act."